Commitments and Contingencies	12 Months Ended
Dec. 31, 2018
COMMITMENTS AND CONTINGENCIES [Abstract]
Commitments and Contingencies

27. COMMITMENTS AND CONTINGENCIES

The Group has future rental commitments related to its bandwidth leasing charges, office rental, fees for operating rights for licensed games in development and certain other services as follows:

	Bandwidth leasing (in thousands)	Fees for office rental and property management (in thousands)	Fees for operating rights of licensed games in development (in thousands)	Interest payment commitment (in thousands)	Others (in thousands)
2019	$2,303	$2,088	$585	$8,419	$240
2020	72	774	—	8,419	—
2021 and thereafter	—	—	—	7,062	—

Total minimum payments required	$2,375	$2,862	$585	$23,900	$240

Rental expenses, including bandwidth leasing charges and office rental, were approximately $19.6 million, $11.2 million and $11.5 million, respectively, for the years ended December 31, 2016, 2017 and 2018, and were charged to the statements of comprehensive income as incurred.

The total amount outstanding under the long-term bank loans as of December 31, 2018 was $220.0 million, all of which carried a floating rate of interest based on the LIBOR. These bank loans were secured by an equivalent or greater amount of RMB deposits by Changyou in the onshore branches of such banks. The Company estimated the interest it expected to pay based on LIBOR as of December 31, 2018 would be $8.4 million in 2019, $8.4 million in 2020 and $7.1 million in 2021. Outstanding principal of the bank loans totaling $80.0 million was repaid in January 2019.

The Group estimated future capital commitments related to expenditures for rights to titles and characters for games in development, operating rights of licensed games with technological feasibility and pre-film advertising slot rights to be as follows:

	Expenditures for rights to titles and characters for games in development (in thousands)	Expenditures for operating rights of licensed games with technological feasibility (in thousands)	Pre-film advertising slot rights (in thousands)
2019	$6,990	$19,475	$56,396
2020	725	1,098	40,579
2021 and thereafter	—	—	28,186

Total minimum payments required	$7,715	$20,573	$125,161

The Group did not have any other significant capital or other commitments or guarantees as of December 31, 2018.

The Group did not have any material interest or penalties associated with tax positions, nor did the Group have any significant unrecognized uncertain tax positions as of December 31, 2018.

The Group is not currently a party to any legal proceeding, investigation or claim which, in the opinion of the Group’s management, is likely to have a material adverse effect on the Group’s business, financial condition or results of operations.